UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

CARDLYTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308

(Address of principal executive offices, including zip code)

(888) 798-5802

(Registrant’s telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 12, 2021, Cardlytics, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bridg, Inc. (“Bridg”), Mr. T Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the securityholders of Bridg. The Merger Agreement provides for Merger Sub to merge with and into Bridg ( “Merger”), with Bridg surviving the Merger as a wholly owned subsidiary of the Company, subject to the terms and conditions set forth in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the closing (the “Closing”), the Company has agreed to pay the former equityholders of Bridg (other than former holders of unvested options to purchase Bridg’s common stock) (collectively, the “Bridg Equityholders”), a cash payment equal to $350 million, subject to adjustments as specified in the Merger Agreement. In addition, the Company has agreed to make an additional payment within 30 days of the first anniversary of the Closing (the “First Anniversary Payment”) equal to 20 times the U.S. annualized run rate revenue based on the month preceding the anniversary, less $12.5 million. The Company also agreed to make an additional payment within 30 days of the second anniversary of the Closing (the “Second Anniversary Payment”) equal to 15 times the U.S. annualized run rate revenue for customers as of the first anniversary based on the month preceding the second anniversary, less the prior annualized run rate revenues at the first anniversary. The Second Anniversary Payment is subject to a specified cap. The Company has agreed to pay at least 30% of the First Anniversary Payment and the Second Anniversary Payment in cash, with the remainder to be paid in cash or the Company’s common stock, at the option of the Company. If the Company chooses to pay a portion of the First Anniversary Payment or Second Anniversary Payment in common stock, the number of shares will be determined by dividing the amount of the payment by the trailing 20-day VWAP (as reported by Bloomberg) ending on the first anniversary date or second anniversary date, as applicable. In addition, the Company will assume the unvested options held by the holders of unvested options to purchase Bridg’s common stock.

The Merger Agreement contains customary representations, warranties, covenants and indemnities of each of the Company and Bridg. During the period from the date of the Merger Agreement to the Closing, the Company and Bridg have agreed to carry on their respective businesses in the ordinary course and consistent with past practices and have agreed to certain other operating covenants.

The closing of the Merger is subject to the satisfaction or waiver of a number of customary closing conditions in the Merger Agreement, including, among others, the receipt of regulatory approval, the absence of certain governmental restraints and the absence of a material adverse effect on Bridg.

The Merger Agreement may be terminated prior to the closing date by mutual written agreement of the Company and Bridg. In addition, the Merger Agreement may be terminated by either the Company or Bridg in certain circumstances, including if the Acquisition has not been closed on or before June 30, 2021 (or August 31, 2021 in the event that the only closing condition that has not been met is regulatory approval), or if the other party has materially breached any representation, warranty, covenant, obligation or agreement such that certain of the conditions to closing cannot be satisfied.

The Merger Agreement and the transactions contemplated in the Merger Agreement have been unanimously approved by the Company’s board of directors.

The foregoing is a summary description of certain terms of the Merger Agreement, is not complete and is qualified in its entirety by reference to the text of the Merger Agreement, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2021.

ITEM 7.01	REGULATION FD DISCLOSURE

On April 13, 2021, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This report includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These statements include the Company’s expectations regarding the completion of the Merger and potential future payments pursuant to the Merger Agreement. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the companies may differ materially from the future results, performance and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include the satisfaction of closing conditions of the Merger. Uncertainties regarding technical difficulties, issues that might arise in any particular business relationship and other risks and uncertainties are set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021 and the Company’s other periodic reports that it files with the Securities and Exchange Commission from time to time. The statements made in this report are based on information available to the Company as of the date of this report and the Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit	Exhibit Description

99.1	Press release dated April 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date: April 14, 2021	By:	/s/ Andrew Christiansen
Andrew Christiansen
Chief Financial Officer (Principal Financial and Accounting Officer)